--------------------------------------------------------------------------------
T. Rowe Price Investment Kit

Maryland
Tax-Free
Funds


These funds offer you:

>    Triple-tax-free income

>    Competitive rates

>    A low-cost approach to investing in tax-free bonds


"LOGO"


Everything you need to invest is enclosed...
--------------------------------------------------------------------------------


Get the advantages of tax-free investing for your portfolio.


Invest for triple-tax-free income with these Maryland funds

The Maryland tax-free funds give Maryland residents the opportunity to earn income that is free of federal, state, and local taxes.* That means you can get competitive rates and keep more of your interest income. You can also put more of your money to work right away since all three funds are 100% no load. You pay no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are also no 12b-1 fees.

The real value of tax-free yields

Since income earned from the Maryland funds is triple-tax-free, the yields are generally lower than on comparable taxable securities. Depending on your tax bracket, however, the Maryland funds may provide higher after-tax income. The following chart shows that as your effective tax rate rises, the value of a tax-free yield to you also increases.



                Your effective
If your         federal and       A tax-free yield of:
federal tax     Maryland tax      3%       4%       5%       6%
rate is:        rate** is:        Equals a taxable yield of:
27.0%           32.8%             4.46%    5.95%    7.44%    8.93%
30.0            35.5              4.65     6.20     7.75     9.30
35.0            40.1              5.01     6.68     8.35     10.02
38.6            43.5              5.31     7.08     8.85     10.62

* Some income may be subject to the federal alternative minimum tax. Income earned by non-Maryland residents will be subject to applicable state and local taxes.

** Total tax rate assumes 4.75% state and 3.15% local (average rate). State and local income taxes are a deduction on your Federal Form 1040, so adding all the tax rates together overstates your effective tax rate. To calculate your federal and Maryland state and local tax rate, subtract your federal tax rate (expressed as a decimal) from 1.00; multiply the result by your combined state/local tax rate; and add that result to your federal tax rate. This information is included for illustrative purposes only and does not represent the performance of any T. Rowe Price fund.


Three funds that can meet your investment needs

We've enclosed information on our three Maryland tax-free funds, including an update on how the funds have performed over various time periods. Fund performance shown in this booklet is as of the most recent calendar quarter at the time of printing. For updated information, visit our Web site or contact a
T. Rowe Price representative.



                                                    MARYLAND TAX-FREE MONEY FUND
--------------------------------------------------------------------------------


T. Rowe Price
Maryland Tax-Free Money Fund (TMDXX)


Fund Overview

Goals and general investment strategy

The T. Rowe Price Maryland Tax-Free Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest possible current income exempt from federal and Maryland state and local income taxes.


Lower                   Moderate                  Higher
                       Risk/Reward
Money Markets      Bonds     Blended Asset     Stocks
     |
     |
     Maryland Tax-Free Money Fund


The fund represents a lower risk/reward profile because it invests in high-quality, short-term Maryland money market securities.


Benefits of investing in the fund

Depending on your tax bracket, the fund's triple-tax-free income may be higher than the after-tax income you could earn in a taxable money market security. Because of its stability, the fund can be used as a "parking place" for your money between investments or during uncertain market conditions. In addition, the fund has a high degree of liquidity, so your investment is readily accessible through checkwriting1 and other convenient account services. You may also use the fund as a cash management "sweep" account with T. Rowe Price Brokerage2.


----------
1    $500 minimum

2    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.



FUND OVERVIEW
--------------------------------------------------------------------------------


What the fund invests in

The fund invests primarily in Maryland municipal securities. The securities held by the fund will mature in 397 days or less and the fund's weighted average maturity will not exceed 90 days. The fund buys securities within the two highest money market categories as rated by established agencies or, if unrated, by T. Rowe Price. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.

Because the fund invests in very short-term securities, it has less exposure to interest rate risk than short-term bond funds, although the latter offer higher return potential. Additionally, the high credit quality of the fund's portfolio reduces exposure to credit risk (the possibility that a security issuer will default).


Risks of investing in the fund

The fund should have little risk of principal loss since it seeks to maintain a $1.00 share price.3 It is possible the fund's price could fall below $1.00 in the event that its holdings default or interest rates rise sharply in an unusually short period. In addition, the fund's narrower geographic focus represents potentially more risk than a nationally diversified portfolio.


How the fund seeks to reduce risk

Consistent with the fund's objectives, the portfolio manager invests in high-quality Maryland money market securities. Risk management tools include:

> Diversification of holdings to reduce the impact of a single holding on the fund's net asset value.

>    Thorough credit research by T. Rowe Price analysts.

> Adjustments to the fund's weighted average maturity to reflect changes in interest rates.


How the fund's Lipper equivalent has performed

To give you an idea how tax-free money market funds have performed over the 10-year period ended 6/30/02, we've used the Lipper Other States Tax-Exempt Money Market Funds Average (an average of state tax-free money funds from eight different states-including Maryland) as our benchmark. Note that a $10,000 investment would have grown to $13,154 a decade later.


----------
3 An investment in the fund is neither insured nor guaranteed by the FDIC or any other government agency. While it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.



                                                    MARYLAND TAX-FREE MONEY FUND
--------------------------------------------------------------------------------


                           Lipper Other
                           States Tax-Exempt
                           Money Market Funds
                           Average

6/30/92                    10,000
6/30/93                    10,224
6/30/94                    10,437
6/30/95                    10,765
6/30/96                    11,116
6/30/97                    11,459
6/30/98                    11,824
6/30/99                    12,153
6/30/2000                  12,552
6/30/01                    12,978
6/30/02                    13,154

This chart is for illustrative purposes only and does not represent the performance of any T. Rowe Price fund. Source for data: Lipper Inc.


How the fund has performed

The fund's average annual returns are 1.45% and 1.73% for the one-year and since-inception (3/30/01) periods ended 6/30/02, respectively.4 Past performance cannot guarantee future results.


The fund's current yield

The fund's seven-day simple yield as of 7/02/02 was 0.93%.5

The fund's taxable-equivalent yield as of 7/02/02 was 1.55%.6

iMoneyNet money funds average-all taxable: 1.33%.

Please note that the fund's taxable-equivalent yield has outperformed that of the average taxable money fund as shown in the iMoneyNet money funds average.

Note: The fund's yield will vary.


----------
4 Figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. The fund's yield more closely reflects its current earnings than does the total return.

5 The seven-day standardized yield is computed under an SEC standardized formula and reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity).

6 This gives you an idea of the yield that an investor in the 35% federal and highest state tax brackets would have to earn on a taxable security to equal the fund's yield. (The yield was calculated on a combined federal and state marginal tax rate of 40.1%, which reflects annual income subject to federal tax after deduction of state and local income taxes and exemptions.)



FUND OVERVIEW
--------------------------------------------------------------------------------

T. Rowe Price
Maryland Short-Term Tax-Free Bond Fund
(PRMDX)

Fund Overview



Goals and general investment strategy

The T. Rowe Price Maryland Short-Term Tax-Free Bond Fund seeks to provide a high level of income exempt from federal and Maryland state and local taxes. It focuses on short-term securities to keep price fluctuations modest. The fund concentrates on investment-grade municipal bonds issued in the state of Maryland. The fund manager can either shorten or lengthen the fund's average maturity based on our interest rate outlook, although the fund's weighted average maturity cannot exceed three years.


Lower                   Moderate                  Higher
                       Risk/Reward
Money Markets      Bonds     Blended Asset     Stocks

                Lower  Moderate  Higher
                       Risk/Reward
                          Bonds
                  |
                  |
                  Maryland Tax-Free Money Fund


Benefits of investing in the fund

The fund could be appropriate for Maryland residents who can benefit from an investment in municipal bonds, want yields higher than those of a municipal money fund, and can tolerate modest price fluctuation. The Maryland Short-Term Tax-Free Bond Fund's focus on short-term securities should keep price fluctuation modest, and its yield may be lower than that of a longer-term bond fund.


What the fund invests in

The fund invests primarily in Maryland municipal securities. The fund's weighted average maturity is 1.6 years. Securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.



                                          MARYLAND SHORT-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------


Risk profile

Investors in the fund face interest rate risk. Since bond prices tend to move in the opposite direction of interest rates, the fund's price will usually decline when rates rise. Also, the fund's holdings lack the wide diversification of a multistate portfolio and are exposed to potentially unfavorable developments within Maryland. Given the fund's focus on investment-grade securities, credit risk is not as great as interest rate risk, but there is always the chance that a bond will default, which would negatively impact the fund's income and principal value.


How the fund has performed

The fund's 30-day standardized yield as of 6/30/02 was 1.59%.1

The fund's taxable-equivalent yield as of 6/30/02 was 2.65%.2

Note: The fund's yield will vary.

The fund offers more than competitive yields. The chart below shows how it has outperformed its peers in the Lipper Short Municipal Debt Funds Average over various periods. Of course, past performance cannot guarantee future results.


Fund Performance as of 6/30/02 (Annualized) Compared With Peer Funds

                  Maryland              Lipper Short
                  Short-Term            Municipal
                  Tax-Free              Debt Funds
                  Bond Fund             Average
1 year            4.50                  3.96
5 years           4.39                  4.20
10 years          4.31                  4.13

Figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Source for Lipper data: Lipper Inc.


----------
1 The 30-day standardized yield is computed under an SEC standardized formula and reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity).

2 This gives you an idea of the yield that an investor in the 35% federal and highest state tax brackets would have to earn on a taxable security to equal the fund's yield. (The yield was calculated on a combined federal and state marginal tax rate of 40.1%, which reflects annual income subject to federal tax after deduction of state and local income taxes and exemptions.)



FUND OVERVIEW
--------------------------------------------------------------------------------


How $10,000 would have grown

A $10,000 investment in the fund at its inception on 1/29/93 would have grown to $14,880 by 6/30/02. Of course, past performance cannot guarantee future results.

                  Maryland
                  Short-Term
                  Tax-Free
                  Bond Fund

1/29/93           10,000
6/30/93           10,287
6/94              10,510
6/95              11,085
6/96              11,518
6/97              12,004
6/98              12,526
6/99              12,925
6/00              13,344
6/01              14,240
6/02              14,880

Source for Lipper data: Lipper Inc.




                                          MARYLAND SHORT-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------



Leading Our Competition


Lipper Leader for Preservation ratings reflect how well a fund avoided periods of losses relative to peers in the same asset class for the three years ended 6/30/02. These ratings are relative, rather than absolute, measures. Funds may still experience losses periodically, which may be larger for equity and mixed equity funds than for fixed-income funds. Maryland Short-Term Tax-Free Bond Fund was rated among 3,536 fixed-income funds. Ratings are not intended to predict future results and are subject to change monthly. Of the funds analyzed, 20% are named Lipper Leaders for Preservation. Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2002, Reuters. All rights reserved.



FUND OVERVIEW
--------------------------------------------------------------------------------


T. Rowe Price
Maryland Tax-Free Bond Fund (MDXBX)


Fund Overview


Goals and general investment strategy

The T. Rowe Price Maryland Tax-Free Bond Fund seeks to provide a high level of income exempt from federal and Maryland state and local taxes. The fund concentrates on investment-grade municipal bonds issued in the state of Maryland. The fund manager can either shorten or lengthen the fund's average maturity based on our interest rate outlook.


Lower                   Moderate                  Higher
                       Risk/Reward
Money Markets      Bonds     Blended Asset     Stocks

                Lower  Moderate  Higher
                       Risk/Reward
                          Bonds
                                      |
                                      |
                                      Maryland Tax-Free Bond Fund


Benefits of investing in the fund

The fund could be appropriate for Maryland residents who can benefit from an investment in municipal bonds and can tolerate potentially large price fluctuation. The Maryland Tax-Free Bond Fund focuses on long-term securities to obtain the highest yields, but this means the share price will be more volatile than a fund with short- or intermediate-term securities.


What the fund invests in

The fund invests primarily in Maryland municipal securities. The fund's weighted average maturity is 15.7 years. Securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.



MARYLAND TAX-FREE BOND FUND
--------------------------------------------------------------------------------


Risk profile

This fund offers the greatest interest rate risk of the three Maryland funds due to the fact that it holds long-term securities. Since bond prices tend to move in the opposite direction of interest rates, the fund's price will usually decline when rates rise. Also, the fund's holdings lack the wide diversification of a multistate portfolio and are exposed to potentially unfavorable developments within Maryland. Given the fund's focus on investment-grade securities, credit risk is not as great as interest rate risk, but there is always the chance that a bond will default, which would negatively impact the fund's income and principal value.


How the fund has performed

The fund's 30-day standardized yield as of 6/30/02 was 4.00%.1

The fund's taxable-equivalent yield as of 6/30/02 was 6.68%.2

Please note that the fund's yields have consistently been higher than those of its peers in the Lipper Maryland Municipal Debt Funds Average, as shown by the following chart.

                 Lipper Maryland                Maryland
                 Municipal Debt                 Tax-Free
                 Funds Average                  Bond Fund

6/30/01           3.91                          4.32
7/31/01           3.78                          4.32
8/31/01           3.69                          4.11
9/30/01           3.54                          4.09
10/31/01          3.6                           4.01
11/30/01          3.64                          3.97
12/31/01          3.72                          4.32
1/31/02           3.63                          4.15
2/28/02           3.56                          4.08
3/31/02           3.52                          4.25
4/30/02           3.7                           4.21
5/31/02           3.56                          4.12

Note: The fund's yield will vary.


----------
1 The 30-day standardized yield is computed under an SEC standardized formula and reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity).

2 This gives you an idea of the yield that an investor in the 35% federal and highest state tax brackets would have to earn on a taxable security to equal the fund's yield. (The yield was calculated on a combined federal and state marginal tax rate of 40.1%, which reflects annual income subject to federal tax after deduction of state and local income taxes and exemptions.)



FUND OVERVIEW
--------------------------------------------------------------------------------


The fund offers more than competitive yields. The chart below shows how it has outperformed its peers in the Lipper Short Municipal Debt Funds Average over various periods. Of course, past performance cannot guarantee future results.

Fund Performance as of 6/30/02 (Annualized) Compared With Peer Funds

                  Maryland              Lipper Maryland
                  Tax-Free              Municipal Debt
                  Bond Fund             Funds Average

1 year            6.47                  5.70
5 years           5.79                  5.02
10 years          6.29                  5.76

Figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Source for Lipper data: Lipper Inc.


How $10,000 would have grown

A $10,000 investment in the fund on 6/30/92 would have grown to $18,396 by 6/30/02, versus $17,522 for its Lipper peers. Of course, past performance cannot guarantee future results.

                  Lipper
                  Maryland
                  Municipal             Maryland
                  Debt Funds            Tax-Free
                  Average               Bond Fund

6/30/92           10,000                10,000
6/30/93           11,187                11,276
6/30/94           11,109                11,215
6/30/95           11,970                12,145
6/30/96           12,639                12,887
6/30/97           13,545                13,886
6/30/98           14,613                15,010
6/30/99           14,899                15,342
6/30/2000         15,126                15,720
6/30/01           16,512                17,279
6/30/02           17,522                18,396



                                                         MARYLAND TAX-FREE FUNDS
--------------------------------------------------------------------------------


Overall Morningstar RatingTM


Maryland Tax-Free Bond Fund

  *  *  *  *  *


The Maryland Tax-Free Bond Fund received an Overall Morningstar Ratingtm of five stars for its risk-adjusted performance.

The fund was rated among 571, 551, and 184 muni single state long funds rated for the 3-, 5-, and 10-year periods ended 6/30/02, respectively.


----------
* For funds with at least a 3-year history, a Morningstar Rating(trademark) is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. The Overall Morningstar Rating(trademark) is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar Rating(trademark) metrics. The fund received 5 stars for the 3-, 5-, and 10-year periods. Past performance is no guarantee of future results.



Fund Profile

Maryland Tax-Free Money Fund
Maryland Short-Term Tax-Free Bond Fund
Maryland Tax-Free Bond Fund

A money market fund and short- and long-term bond funds seeking income that is exempt from federal and Maryland state and local income taxes.


This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-541-4735, or by visiting our Web site at troweprice.com/mutualfunds.


1.   What is each fund's objective?

     Maryland Tax-Free Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

     Maryland Short-Term Tax-Free Bond Fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value.

     Maryland Tax-Free Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.


2.   What is each fund's principal investment strategy?

     Maryland Tax-Free Money Fund will invest at least 65% of total assets in Maryland municipal securities, and at least 80% of the fund's income is expected to be exempt from federal and Maryland state and local income taxes. All securities held by the fund will mature in 13 months or less, and the fund's weighted average maturity will not exceed 90 days. While the fund's yield will fluctuate with changes in interest rates, its share price is managed to remain stable at $1.00. The fund buys securities within the two highest money market categories as rated by established agencies or, if unrated, by T. Rowe Price. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.

     Maryland Short-Term Tax-Free Bond Fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from, and at least 80% of the fund's income is exempt from, federal and Maryland state and local income taxes. The portfolio's weighted average maturity will not exceed three years, but there is no maturity limit on individual securities.

     Maryland Tax-Free Bond Fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from, and at least 80% of the fund's income is exempt from, federal and Maryland state and local income taxes. Its weighted average maturity is expected to exceed 15 years.

     In selecting securities for the money fund, the fund manager may examine relationships among yields of various types and maturities of money market securities in the context of the outlook for interest rates. Similarly, investment decisions for the bond funds reflect the manager's outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities within each fund's maturity range to provide higher yield (and, in the case of the bond funds, greater appreciation potential). Conversely, shorter maturities may be favored if rates are expected to rise. In addition, if our economic outlook is positive, we may take advantage of the bond funds' 5% "baskets" for noninvestment-grade bonds. From time to time, a fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The funds may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality or to shift assets into higher-yielding securities.

     Each bond fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by
     T. Rowe Price. The bond funds may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets.

     Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Maryland state and local income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

     Due to seasonal variations or shortages in the supply of suitable Maryland securities, each fund may invest in municipals whose interest is exempt from federal but not Maryland income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.

     While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

     > Income from Maryland municipal securities is exempt from federal and Maryland state and local income taxes.

     Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-541-4735.


3.   What are the main risks of investing in the funds?

     Any of the following could cause a decline in your fund's price or income.

     o Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk. This risk is minimal for the money fund.

          While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

     o Credit risk This is the chance that any of the fund's holdings will have their credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. This risk is reduced for the money fund because of the high-rated securities in its portfolio.

          As of May 1, 2002, the state of Maryland was rated AAA by Moody's, Standard & Poor's, and Fitch.

          Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

          While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

     > Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

     o Nondiversified risk Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than for funds investing in a broader variety of issues.

     o Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

     o Political risk This is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

     o Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

     o Derivatives risk (bond funds) To the extent the funds use futures, swaps, and other derivatives, they are exposed to additional volatility and potential losses.

     o Risks of the money fund An investment in the money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For example, a sharp and unexpected rise in interest rates in an unusually short period of time or the default of a portfolio security could cause the fund's NAV to fall below $1.00. However, the fund has maintained a constant share price since its inception, and the fund manager will make every effort to continue to meet this objective.

          As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

     > The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond fund's share price will also fluctuate; when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4.   How can I tell which fund is most appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you will need your principal in a relatively short time or want to minimize share price volatility, the Short-Term Tax-Free Bond Fund may be a good choice. However, if you are investing for higher tax-free income and can tolerate more share price volatility, you should consider the longer-term bond fund. If you are investing for tax-free income with principal stability and liquidity, you should consider the money market fund.

     The funds are inappropriate for tax-deferred accounts, such as IRAs.

     > The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


     5.   How has each fund performed in the past?

     The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The Tax-Free Money Fund began operations on March 30, 2001, and did not have a full calendar year of performance history by December 31, 2001. Performance history will be presented after the fund has been in operation for one calendar year. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

     The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

     In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

     Maryland Short-Term Tax-Free Bond Fund
     Calendar Year Returns

     '94      0.65
     '95      7.58
     '96      3.44
     '97      4.18
     '98      4.73
     '99      1.52
     '00      5.55
     '01      5.66
                                Quarter          Total
                                 Ended           Return
     Best Quarter               3/31/95           2.47%
     Worst Quarter              3/31/94          -0.79%



     Maryland Tax-Free Bond Fund
     Calendar Year Returns

     '92      8.55
     '93      12.7
     '94      -5.02
     '95      16.45
     '96      3.78
     '97      8.65
     '98      6.16
     '99      -3.15
     '00      11.41
     '01      4.99
                                Quarter          Total
                                 Ended           Return
     Best Quarter               3/31/95           6.43%
     Worst Quarter              3/31/94          -5.19%



Table 1 Average Annual Total Returns

         Periods ended March 31, 2001

                                                     Shorter of 10
                                                    years or since     Inception
                                 1 year    5 years       inception          date

Short-Term Tax-Free Bond Fund

Returns before taxes              4.50%      4.39%           4.31%       1/29/93

Returns after taxes on
distributions                     4.50       4.39            4.31

Returns after taxes on
distributions and sale
of fund shares                    4.05       4.27            4.22

Lehman Brothers 3-Year
State General Obligation
Municipal Bond Index              6.22       5.26            5.07

Lipper Short Municipal
Debt Funds Average                3.96       4.20            4.13



Tax-Free Bond Fund

Returns before taxes              6.47%      5.79%           6.29%       3/31/87

Returns after taxes on
distributions                     6.47       5.78            6.24

Returns after taxes on
distributions and sale of
fund shares                       5.87       5.68            6.13

Lehman Brothers Municipal
Bond Index                        6.92       6.27            6.68

Lipper Maryland Municipal
Debt Funds Average                5.70       5.02            5.76


Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.


6.   What fees or expenses will I pay?

     The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.



Table 2  Fees and Expenses of the Funds *


                                Annual fund operating expenses
                         (expenses that are deducted from fund assets)

                                        Total
                                        annual
                                         fund      Fee waiver/
                 Management   Other    operating     expense           Net
                    fee      expenses   expenses   reimbursement    expenses

Tax-Free Moneya    0.42%       0.45%      0.87%       0.32%a         0.55%a

Short-Term
Tax-Free Bond      0.42        0.16       0.58        0.01a          0.59a

Tax-Free Bond      0.42        0.07       0.49          --            --


* Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

a To limit the funds' expenses, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2003, to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed 0.55% (Tax-Free Money) or 0.60% (Short-Term Tax-Free Bond). Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the funds' expense ratios are below the applicable limit; however, no reimbursement will be made after February 28, 2005, or if it would result in the expense ratio exceeding the applicable limit. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.

     Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

Fund                         1 year      3 years      5 years      10 years

Tax-Free Money                  $56         $246         $451        $1,043

Short-Term Tax-Free Bond         60          189          329           738

Tax-Free Bond                    50          157          274           616


7.   Who manages the funds?

     The funds are managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

     Maryland Tax-Free Money Fund Joseph K. Lynagh manages the fund day to day and has been chairman of its Investment Advisory Committee since its inception. He joined T. Rowe Price in 1991, and has worked as a municipal bond trader since 1994.

     Maryland Short-Term Tax-Free Bond Fund Charles B. Hill manages the fund day to day and has been chairman of its Investment Advisory Committee since 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

     Maryland Tax-Free Bond Fund Hugh D. McGuirk manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. He has been involved in the municipal bond management process at T. Rowe Price since 1993.


8.   How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for gifts or transfers to minors or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


9.   How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


10.  When will I receive income and capital gain distributions?

     Each fund distributes income monthly and net capital gains, if any, at year-end. Normally there are no capital gain distributions for money market funds. Although most income will not be subject to federal income tax, short-term gains are taxable at ordinary income rates and long-term gains are taxable at the current capital gains rate. Income from certain "private activity" bonds may be taxable for those investors subject to the alternative minimum tax (AMT). Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.


11.  What services are available?

     A wide range, including but not limited to:

     o    retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o    electronic transfers between fund and bank accounts;

     o    automatic investing and automatic exchange;

     o    brokerage services; and

     o    asset manager accounts.



INVESTING WITH T. ROWE PRICE
--------------------------------------------------------------------------------


Advantages of Investing
With T. Rowe Price


"Put the customer's needs first."
 - Thomas Rowe Price, Jr., 1937


This principle remains the cornerstone of how we conduct business today. Over the years, we have evolved from essentially a one-man organization into one of the largest and most successful financial services firms in the country. Our proven approach to managing money is based on proprietary research and strict investment discipline refined over more than 60 years. T. Rowe Price and its affiliates serve a broad client base with more than eight million individual and corporate investor accounts and manage nearly $150 billion in assets.

To uncover the most promising investment opportunities-both at home and abroad-we rely heavily on our team of in-house analysts, one of the most respected in the industry. In addition, our international funds are supported by a worldwide team of investment professionals in London, Paris, Hong Kong, Singapore, Tokyo, Buenos Aires, and Baltimore-which offers on-site expertise to our shareholders. Further, we offer a combination of benefits that few fund companies can match:

Performance. We are known for solid investment management across all asset classes and seek to provide consistent long-term performance that meets our investors' objectives. In doing so, we focus not only on asset growth and income but also on risk management.

Choice. To meet your changing investment needs and provide the flexibility you want to build your investment portfolio, we offer:

o    more than 80 stock, bond, and money market funds;

o    a full range of domestic and international funds;

o tax-deferred retirement options, including the Traditional and Roth IRA, Keogh and SEP plans, 401(k), 403(b), and a variable annuity;

o    regular and IRA CDs offered through the T. Rowe Price Savings Bank;1 and

o brokerage services allowing you to trade individual securities with commission savings via phone or the Internet.



1 T. Rowe Price Savings Bank is a member of the FDIC and offers CD products. Other T. Rowe Price affiliates, including T. Rowe Price Investment Services, Inc., are separate entities. While the Savings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of or guaranteed by the Savings Bank. Such products are subject to investment risk, including possible loss of the principal amount invested.

     Savings. Every dollar you invest in our funds goes to work for you. All T. Rowe Price funds are 100% no load, and you won't be charged any 12b-1 fees when you invest with us.

     Convenience. We realize that in addition to investing for performance, you want convenience. To that end, we offer:

     o a combined statement summarizing your T. Rowe Price investments and highlighting each fund account;

     o timely fund and performance reports to keep you informed about each of your funds;

     o Internet access offering online account information and fund prices, interactive tools and calculators, and mutual fund prospectuses and reports; at our Web site-troweprice.com/welcome;

     o Tele*Access(registered trademark) providing fund prices and account information 24 hours a day;

     o knowledgeable customer service representatives available to assist you;

     o easy purchase, exchange, and redemption among funds via phone or computer; and

     o self-help guides for investment needs, ranging from retirement to college planning to international investing.

     Investor Centers. You can meet with our representatives in our Investor Centers (open Monday through Friday) to discuss your investments, take advantage of our services, open an account, or conduct investment research. Locations in the Maryland area are listed on the back cover. For directions, call 1-800-225-5132 or visit our Web site at troweprice.com/investorcenters.

     Service. To ensure the highest level of customer service, we're constantly evaluating new technologies that could invent new ways to do business today and dictate how we do it in the future. The bottom line? Faster and more creative ways to serve you.



--------------------------------------------------------------------------------
To open your account:

1.   Please read the fund overview.

2. Carefully review the fund profile included in this booklet. It contains key information including fees, expenses, and risks. If you would like more information on investing in municipal bonds, please call us to request The Basics of Tax-Free Investing, a free Insights report.

3. Complete the New Account Form and return it in the postpaid envelope we've provided, along with your check for a minimum of $2,500 or more. Or, drop off your New Account Form at any Investor Center location listed on the back cover, and obtain a receipt.

4.   You can open your account online by going to troweprice.com/mutualfunds.

     You can choose to waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan. If you would like a prospectus before investing, please call us to order one; otherwise, you will receive one with your account confirmation.

     If you have any questions or would like us to send you an IRA application, one of our representatives would be happy to help. You can reach us at 1-800-541-4735.



T. Rowe Price Family of Funds
Offering investment options from conservative to aggressive.


        Share Price   Return
        Stability     Potential
--------------------------------------------------------------------------------
Y                               Stability
T                                 California Tax-Free Money
I                                 Maryland Tax-Free Money
L                                 New York Tax-Free Money
I                                 Prime Reserve
B                                 Summit Cash Reserves1
A                                 Summit Municipal Money Market1
T                                 Tax-Exempt Money
S                                 U.S. Treasury Money
--------------------------------------------------------------------------------
E                               Lower Risk/Return Income
M                                 Maryland Short-Term Tax-Free Bond
O                                 Short-Term Bond
C                                 Tax-Free Short-Intermediate
N
I
                                Moderate Risk/Return Income
                                  Florida Intermediate  Tax-Free
                                  GNMA
                                  New Income
                                  Spectrum Income
                                  Summit GNMA1
                                  Summit Municipal Intermediate1
                                  Tax-Free Intermediate Bond
                                  U.S. Bond Index*
                                  U.S. Treasury Intermediate


                                Higher Risk/Return Income
                                  CA, GA, MD, NJ, NY, and VA Bond Funds
                                  Corporate Income
                                  Emerging Markets Bond
                                  High Yield*
                                  International Bond
                                  Summit Municipal Income1
                                  Tax-Free High Yield
                                  Tax-Free Income
                                  U.S. Treasury Long-Term
--------------------------------------------------------------------------------
H
T                               Lower Risk/Return Growth
W                                 Balanced
O                                 Capital Appreciation
R                                 Equity Income
G                                 Personal Strategy Balanced
                                  Personal Strategy Growth
                                  Personal Strategy Income
                                  Real Estate*
                                  Tax-Efficient Balanced*
                                  Value

                                Moderate Risk/Return Growth
                                  Blue Chip Growth
                                  Capital Opportunity
                                  Dividend Growth
                                  Equity Index 500*
                                  Global Stock
                                  Growth & Income
                                  Growth Stock
                                  International Equity Index*
                                  International Growth & Income
                                  International Stock
                                  Mid-Cap Value
                                  New Era
                                  Spectrum Growth
                                  Spectrum International
                                  Total Equity Market Index*


                                Higher Risk/Return Growth
                                  European Stock
                                  Extended Equity Market Index*
                                  Financial Services
                                  Health Sciences
                                  Mid-Cap Growth
                                  New America Growth
                                  Small-Cap Stock
                                  Small-Cap Value*2
                                  Tax-Efficient Growth*
                                  Tax-Efficient Multi-Cap Growth*


                                Highest Risk/Return Growth
                                  Developing Technologies*
                                  Diversified Small-Cap Growth*
                                  Emerging Europe & Mediterranean*
                                  Emerging Markets Stock*
                                  Global Technology
                                  International Discovery*2
                                  Japan
                                  Latin America*
                                  Media & Telecommunications
                                  New Asia
                                  New Horizons
                                  Science & Technology
--------------------------------------------------------------------------------

To request a prospectus for any of the above funds, please call 1-800-541-4735. Read it carefully before investing.

Funds are placed in general risk/return categories based on their past performance or, for newer funds, the performance of the types of securities in which they invest. There is no assurance past trends will continue.

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

*    Redemption fees may apply.

1    $25,000 minimum.

2    Closed to new investors.



--------------------------------------------------------------------------------
T. Rowe Price Investment Kit


Maryland Tax-Free Funds


Investor Centers:

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Washington, D.C.
900 17th Street, N.W.
Farragut Square


To open an account
Investor Services
1-800-541-4735

For fund information
and account transactions
on the Internet
troweprice.com/welcome


T. Rowe Price Invest With Confidence (trademark)

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202


                                                                           25700
T. Rowe Price Investment Services, Inc., Distributor         M:05280-18.A   8/02